Invenomic Fund

(the “Fund”)

Super Institutional Class (Symbol: BIVSX)

Institutional Class (Symbol: BIVIX)

Investor Class (Symbol: BIVRX)

Supplement dated February 9, 2022

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated March 1, 2021

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

Effective February 11, 2022, the Invenomic Fund (the “Fund”) is generally closed to new investors. The Fund will continue to be available for investment by:

▪	Existing shareholders.

▪	Investors that purchase shares through financial advisors and/or financial consultants that had clients invested in the Fund prior to its closure.

▪	Investors that purchase through financial advisors and/or financial consultants that had included the Fund as an investment option for their clients and such inclusion was approved by the Fund prior to the effective date of the Fund’s closure.

▪	Participants in a retirement plan that includes the Fund as an investment option.

The Fund reserves the right to make additional exceptions, to limit the above exceptions or otherwise modify these transaction policies at any time and without prior notice to shareholders and to reject any investment for any reason.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated March 1, 2021, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-466-3406.